UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 7, 2018

Matador Resources Company

(Exact name of registrant as specified in its charter)

Texas	001-35410	27-4662601
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 LBJ Freeway, Suite 1500, Dallas, Texas		75240
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 371-5200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Notes Offering

On August 7, 2018, Matador Resources Company (the “Company”) issued a press release (the “Notes Offering Press Release”) announcing that, subject to market conditions, the Company intends to commence a private offering of $700 million in aggregate principal amount of senior notes due 2026 (the “Notes”). A copy of the Notes Offering Press Release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Tender Offer

On August 7, 2018, the Company issued a press release (the “Tender Offer Press Release”) announcing the commencement of a cash tender offer (the “Tender Offer”) for any and all of its outstanding 6.875% senior notes due 2023 (the “Existing Notes”), of which $575 million in aggregate principal amount are currently outstanding. The Tender Offer is subject to a number of conditions, including the receipt of net proceeds from one or more debt financings sufficient to repurchase all of the Existing Notes tendered, including the payment of all accrued and unpaid interest and costs and expenses incurred in connection therewith (the “Financing Condition”). We expect the Financing Condition will be satisfied through the offering of the Notes. The terms and conditions of the Tender Offer are described in the Offer to Purchase dated August 7, 2018, and the Letter of Transmittal relating thereto. A copy of the Tender Offer Press Release is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

Redemption

Concurrently with the commencement of the Tender Offer, the Company submitted a conditional notice of redemption to redeem all of its outstanding Existing Notes, of which $575 million in aggregate principal amount are currently outstanding. The Existing Notes will be redeemed at a redemption price equal to 105.156% of the aggregate principal amount thereof, plus accrued and unpaid interest on the Existing Notes redeemed to, but not including, the redemption date, which is scheduled for September 6, 2018.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Notes Offering Press Release, dated August 7, 2018.

99.2	Tender Offer Press Release, dated August 7, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATADOR RESOURCES COMPANY

Date: August 7, 2018	By:	/s/ Craig N. Adams
	Name:	Craig N. Adams
	Title:	Executive Vice President